                                                                    EXHIBIT 99.1





                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                                 June 30, 2003

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


     CASE NAME: FLORSHEIM GROUP INC.       CASE NO.    02 B 08209
               ----------------------               ------------------


                            SUMMARY OF CASH ACCOUNTS



ENDING BALANCE IN:                                                               5/31/2003                 6/30/2003
                                                                            ----------------------    ----------------------
               BT Commercial Concentration                                           $          -              $          -

               Associated Bank                                                          10,479.76                100,060.30

               BT Commercial Escrow                                                             -                150,000.00

               Shaw Gussis Fishman Glantz Wolfman &
                  Towbin LLC - Preference Account                                      117,101.24                157,934.72
                                                                            ----------------------    ----------------------
               TOTAL                                                                 $ 127,581.00              $ 407,995.02
                                                                            ======================    ======================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                          CASH RECEIPTS - JUNE 30, 2003




                                                                                                 BT COMMERCIAL
                 DATE                                                                            CONCENTRATION   1)
                 ----                                                                            -------------
              06/01/03                                                                            $          -
              06/02/03                                                                                       -
              06/03/03                                                                                       -
              06/04/03                                                                                       -
              06/05/03                                                                                       -
              06/06/03                                                                                       -
              06/07/03                                                                                       -
              06/08/03                                                                                       -
              06/09/03                                                                                       -
              06/10/03                                                                                       -
              06/11/03                                                                                       -
              06/12/03                                                                                       -
              06/13/03                                                                                       -
              06/14/03                                                                                       -
              06/15/03                                                                                       -
              06/16/03                                                                                       -
              06/17/03                                                                                       -
              06/18/03                                                                                       -
              06/19/03                                                                                       -
              06/20/03                                                                                       -
              06/21/03                                                                                       -
              06/22/03                                                                                       -
              06/23/03                                                                                       -
              06/24/03                                                                                       -
              06/25/03                                                                                       -
              06/26/03                                                                                       -
              06/27/03                                                                                       -
              06/28/03                                                                                       -
              06/29/03                                                                                       -
              06/30/03                                                                                       -
                                                                                                 --------------
              TOTAL RECEIPTS                                                                      $          -
                                                                                                 ==============


       NOTES:

       1) Certain wire payments are made directly into this account. The amounts are cleared daily to the loan account.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                          CASH RECEIPTS - JUNE 30, 2003


                 DATE                                                                 ASSOCIATED BANK
                 ----                                                                 ---------------
               06/01/03                                                                 $          -
               06/02/03                                                                        83.00 1)
               06/03/03                                                                            -
               06/04/03                                                                            -
               06/05/03                                                                            -
               06/06/03                                                                            -
               06/07/03                                                                            -
               06/08/03                                                                            -
               06/09/03                                                                     2,119.80 2)
               06/10/03                                                                            -
               06/11/03                                                                            -
               06/12/03                                                                     1,157.81 3)
               06/13/03                                                                            -
               06/14/03                                                                            -
               06/15/03                                                                            -
               06/16/03                                                                    18,715.00 4)
               06/17/03                                                                            -
               06/18/03                                                                            -
               06/19/03                                                                            -
               06/20/03                                                                            -
               06/21/03                                                                            -
               06/22/03                                                                            -
               06/23/03                                                                            -
               06/24/03                                                                            -
               06/25/03                                                                            -
               06/26/03                                                                    75,000.00 5)
               06/27/03                                                                            -
               06/28/03                                                                            -
               06/29/03                                                                            -
               06/30/03                                                                            -
                                                                                ---------------------
               TOTAL RECEIPTS                                                           $  97,075.61
                                                                                =====================

              NOTES:
              1)  Net collections of accounts receivable.
              2)  Net collections of accounts receivable previously written off.
              3)  Pharmaceutical plan rebate.
              4)  Return of life insurance premium.
              5)  Net settlement on account receivable suit.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                          CASH RECEIPTS - JUNE 30, 2003

                                                                                     BT COMMERCIAL
                DATE                                                                    ESCROW
                ----                                                                    ------
               06/01/03                                                                $          -
               06/02/03                                                                           -
               06/03/03                                                                           -
               06/04/03                                                                           -
               06/05/03                                                                           -
               06/06/03                                                                           -
               06/07/03                                                                           -
               06/08/03                                                                           -
               06/09/03                                                                           -
               06/10/03                                                                  150,000.00
               06/11/03                                                                           -
               06/12/03                                                                           -
               06/13/03                                                                           -
               06/14/03                                                                           -
               06/15/03                                                                           -
               06/16/03                                                                           -
               06/17/03                                                                           -
               06/18/03                                                                           -
               06/19/03                                                                           -
               06/20/03                                                                           -
               06/21/03                                                                           -
               06/22/03                                                                           -
               06/23/03                                                                           -
               06/24/03                                                                           -
               06/25/03                                                                           -
               06/26/03                                                                           -
               06/27/03                                                                           -
               06/28/03                                                                           -
               06/29/03                                                                           -
               06/30/03                                                                           -
                                                                                --------------------
               TOTAL RECEIPTS                                                          $ 150,000.00
                                                                                ====================


            1)  Funding from loan account.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                          CASH RECEIPTS - JUNE 30, 2003

                                                                                  SHAW GUSSIS
                DATE                                                            PREFERENCE ACCT.
                ----                                                            ----------------
               06/01/03                                                           $           -
               06/02/03                                                                       -
               06/03/03                                                                       -
               06/04/03                                                                       -
               06/05/03                                                                       -
               06/06/03                                                                       -
               06/07/03                                                                       -
               06/08/03                                                                       -
               06/09/03                                                                       -
               06/10/03                                                                       -
               06/11/03                                                                       -
               06/12/03                                                                       -
               06/13/03                                                                       -
               06/14/03                                                                       -
               06/15/03                                                                       -
               06/16/03                                                                       -
               06/17/03                                                                       -
               06/18/03                                                                       -
               06/19/03                                                                       -
               06/20/03                                                                       -
               06/21/03                                                                       -
               06/22/03                                                                       -
               06/23/03                                                                       -
               06/24/03                                                               65,000.00 1)
               06/25/03                                                                       -
               06/26/03                                                                       -
               06/27/03                                                                       -
               06/28/03                                                                       -
               06/29/03                                                                       -
               06/30/03                                                                       -
                                                                                ----------------
               TOTAL RECEIPTS                                                     $   65,000.00
                                                                                ================


            1)  Preference recoveries.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH DISBURSEMENTS - JUNE 30, 2003



                                                                                         BT COMMERCIAL
FLORSHEIM GROUP INC.                                                                     CONCENTRATION
--------------------                                                                     -------------

                            PAYMENTS
                            Transfer to Loan Account                                     $               -




                                                                                      ---------------------
                            Total                                                        $               -
                                                                                      =====================


Note - Wire payments made directly into this account are cleared daily to the revolving loan account.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH DISBURSEMENTS - JUNE 30, 2003






FLORSHEIM GROUP INC.                                                                                ASSOCIATED BANK
--------------------                                                                                ---------------
           PAYMENTS
           Wholesale checks - see attached                                                         $          7,495.07
           Bank fees                                                                                                 -
                                                                                                 ----------------------

           Total Funds Out                                                                                    7,495.07



           Transfer excess cash to BT Commercial                                                                     -



                                                                                                 ----------------------
           Total                                                                                   $          7,495.07
                                                                                                 ======================

                              FLORSHEIM GROUP INC.
                                 CHECK REGISTER
                  FOR THE PERIOD JUNE 1, 2003 TO JUNE 30, 2003


      ------------------    ------------------------     -------------------------     ---------------------    --------------------
      CHECK #               DATE                         PAYEE                         CASH ACCOUNT                          AMOUNT
      ------------------    ------------------------     -------------------------     ---------------------    --------------------
      1169                  NA                           Void                          111040                     $               -
      1170                  07/10/03                     F. TERRENCE BLANCHARD         111040                                 32.51
      1171                  07/10/03                     MISSOURI-AMERICAN WATER       111040                                 44.41
      1172                  07/10/03                     AMEREN UE                     111040                                 36.57
      1173                  07/10/03                     AMEREN UE                     111040                                897.05
      1174                  07/10/03                     SPRINT                        111040                                128.44
      1175                  07/10/03                     MID-STATE WASTE               111040                              1,002.96
      1176                  07/10/03                     F. TERRENCE BLANCHARD         111040                              5,103.13
      1177                  07/10/03                     BENJAMIN S. ALVENDIA          111040                                250.00
                                                                                                                --------------------

      Total                                                                                                       $        7,495.07
                                                                                                                ====================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                    CASH DISBURSEMENTS - JUNE 30, 2003, 2003





                                                                               BT COMMERCIAL
                                                                                  ESCROW
                                                                                  ------
         DATE           PAYMENTS
         ----           --------

                        None                                                 $               -


                                                                           ----------------------
                        Total                                                $               -
                                                                           ======================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH DISBURSEMENTS - JUNE 30, 2003


                                                                                        SHAW GUSSIS
                                                                                   PREFERENCE ACCOUNT
                                                                                   ------------------
               DATE       PAYMENTS
               ----       --------
             06/02/03     Iron Mountain Records Management                            $         264.13
             06/02/03     Leslie T Welsh Inc.                                                 1,518.33
             06/05/03     Shaw Gussis Fishman Glantz Wolfson & Towbin                        12,583.33
             06/12/03     Terrence Blanchard                                                  8,306.25
             06/24/03     Leslie T Welsh Inc.                                                 1,494.48

                                                                                   ----------------------
                                                                                      $      24,166.52
                                                                                   ======================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                                  JUNE 30, 2003

BT COMMERCIAL CORPORATION
LOAN ACCOUNT


                                                                                                                  POST-PETITION
                                                                                                                      LOAN
         DATE                                             PAYMENTS                     BORROWINGS                    BALANCE
------------------------                          -------------------------     -------------------------     ----------------------
    OPENING BALANCE                                                                                               $6,951,059.88
    06/01/03                                     $                   -          $                  -               6,951,059.88
    06/02/03                                                         -                             -               6,951,059.88
    06/03/03                                                         -                             -               6,951,059.88
    06/04/03                                                         -                             -               6,951,059.88
    06/05/03                                                         -                             -               6,951,059.88
    06/06/03                                                         -                             -               6,951,059.88
    06/07/03                                                         -                             -               6,951,059.88
    06/08/03                                                         -                             -               6,951,059.88
    06/09/03                                                         -                             -               6,951,059.88
    06/10/03                                                         -                    150,000.00               7,101,059.88
    06/11/03                                                         -                             -               7,101,059.88
    06/12/03                                                         -                             -               7,101,059.88
    06/13/03                                                         -                             -               7,101,059.88
    06/14/03                                                         -                             -               7,101,059.88
    06/15/03                                                         -                             -               7,101,059.88
    06/16/03                                                         -                             -               7,101,059.88
    06/17/03                                                         -                             -               7,101,059.88
    06/18/03                                                         -                             -               7,101,059.88
    06/19/03                                                         -                             -               7,101,059.88
    06/20/03                                                         -                             -               7,101,059.88
    06/21/03                                                         -                             -               7,101,059.88
    06/22/03                                                         -                             -               7,101,059.88
    06/23/03                                                         -                             -               7,101,059.88
    06/24/03                                                         -                             -               7,101,059.88
    06/25/03                                                         -                             -               7,101,059.88
    06/26/03                                                         -                             -               7,101,059.88
    06/27/03                                                         -                             -               7,101,059.88
    06/28/03                                                         -                             -               7,101,059.88
    06/29/03                                                         -                             -               7,101,059.88
    06/30/03                                                         -                             -              $7,101,059.88

                                              -------------------------     -------------------------
    Total                                        $                   -          $         150,000.00
                                              =========================     =========================

                       NOTES:
                       1)  Funding of BT Commercial Escrow account.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


     CASE NAME:  FLORSHEIM GROUP INC.        CASE NO.     02 B 08209
                 --------------------------           ------------------------


                          STATEMENT OF AGED RECEIVABLES

                        FOR THE MONTH ENDED JUNE 30, 2003

ACCOUNTS RECEIVABLE:

                    Beginning of Month Balance                                                  $ 357,330
                                                                                    ----------------------

                    Add: Sales on Account                                                               -
                                                                                    ----------------------

                    Less: Collections                                                                 (83)
                                                                                    ----------------------

                    Adjustments                                                                         -
                                                                                    ----------------------

                    End of the Month Balance                                                    $ 357,247
                                                                                    ======================

       Note - All accounts receivable are fully reserved.

                0-30                  31-60                    61-90                  OVER 90             END OF MONTH
                DAYS                   DAYS                     DAYS                   DAYS                  TOTAL
          ------------------ ------------------------- ------------------------ --------------------- ---------------------
            $            -      $                 -     $                   -    $           357,247    $          357,247
          ================== ========================= ======================== ===================== =====================



                     ACCOUNTS PAYABLE AGING - JUNE 30, 2003


                   0-30                  31-60                    61-90                  Over 90             End of Month
                   Days                   Days                     Days                   Days                  Total
              ----------------- ------------------------- ------------------------ --------------------- ---------------------
   Wholesale          $ 62,031                 $ (70,111)               $ (16,768)          $ 1,018,663             $ 993,815

   Retail                    -                         -                        -                71,995                71,995

              ----------------- ------------------------- ------------------------ --------------------- ---------------------
   Total              $ 62,031                 $ (70,111)               $ (16,768)          $ 1,090,658           $ 1,065,810
              ================= ========================= ======================== ===================== =====================



* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


    CASE NAME:   FLORSHEIM GROUP INC.         CASE NO.     02 B 08209
               --------------------------               ----------------------


                                TAX QUESTIONNAIRE

                         FOR MONTH ENDING JUNE 30, 2003

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

              1.  Federal Income Taxes                     Yes (x)       No (  )
              2.  FICA withholdings                        Yes (x)       No (  )
              3.  Employee's withholdings                  Yes (x)       No (  )
              4.  Employer's FICA                          Yes (x)       No (  )
              5.  Federal Unemployment Taxes               Yes (x)       No (  )
              6.  State Income Taxes                       Yes (x)       No (  )
              7.  State Employee withholdings              Yes (x)       No (  )
              8.  All other state taxes                    Yes (x)       No (  )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                         /s/ F. Terrence Blanchard
                                         --------------------------------
                                         For the Debtor In Possession (Trustee)



                                         Print or type name and capacity of
                                         person signing this Declaration:

                                         F. Terrence Blanchard
                                         --------------------------------

                                         President and Chief Financial Officer
                                         Florsheim Group Inc.
DATED: July 16, 2003